SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant    [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[   ]    Preliminary Proxy Statement       [   ] Confidential, For Use of
                                                 the Commission Only (as
                                                 permitted by Rule 14a-6 (e)(2))

[ X ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Under Rule 14a-12


                             Viasystems Group, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                                       N/A
--------------------------------------------------------------------------------
    (Name of Person (s) Filing Proxy Statement, If Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.
[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

      (2) Aggregate umber of securities to which transaction applies:

--------------------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction is computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

      (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

      (5) Total fee paid:

--------------------------------------------------------------------------------

      [ ] Fee paid previously with preliminary materials:

      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount previously paid:

--------------------------------------------------------------------------------

      (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

      (3) Filing Party:

--------------------------------------------------------------------------------

      (4) Date Filed:

--------------------------------------------------------------------------------

                             VIASYSTEMS GROUP, INC.
                        101 SOUTH HANLEY ROAD, SUITE 400
                            ST. LOUIS, MISSOURI 63105

   --------------------------------------------------------------------------
                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
   --------------------------------------------------------------------------

                                 October 5, 2001


To the Stockholders of Viasystems Group, Inc.:

         You are cordially invited to attend a Special Meeting of the stockholders of Viasystems Group, Inc. (the "Company") to be held on October 19, 2001, at 10:00 a.m. local time, at the Sheraton Clayton Plaza Hotel, 7730 Bonhomme Avenue, St. Louis, Missouri 63105 for the following purposes:

         1. To consider and vote upon the issuance by the Company of shares (the "Shares") of its common stock, par value $0.01 per share ("Common Stock"), to certain affiliates of Hicks, Muse, Tate & Furst Incorporated (the "Hicks Muse Entities") upon the exercise of certain warrants to purchase Common Stock held by the Hicks Muse Entities (the "Warrants") in order to ensure compliance with
(a) the provisions of that certain Subscription Agreement dated as of July 19, 2001 and (b) Rule 312 of the New York Stock Exchange; and

         2. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

         The close of business on September 24, 2001 was fixed by the Board of Directors of the Company as the record date for the meeting. Only stockholders of record at that time are entitled to notice of and to vote at the meeting and any adjournment or postponement thereof. A complete list of the stockholders entitled to vote at the Special Meeting will be open to the examination of stockholders for any purpose germane to the Special Meeting during ordinary business hours for a period of 10 days prior to the Special Meeting at our offices located at 101 South Hanley Road, Suite 400, St. Louis, Missouri 63105.

         The Board of Directors has determined that approval of the issuance of the Shares upon exercise of the Warrants is advisable and in the best interests of the Company and its stockholders, has approved the issuance of the Shares upon exercise of the Warrants and recommends to the stockholders that you vote "FOR" the issuance of the Shares upon exercise of the Warrants.

         Additional information regarding the issuance of the Shares upon exercise of the Warrants is contained in the accompanying Proxy Statement. In view of the importance of the actions to be taken at the Special Meeting, we urge you to read the accompanying Proxy Statement carefully, and, regardless of the number of shares you own, we request that you complete, sign, date and return the enclosed proxy card promptly in the accompanying prepaid envelope. You may, of course, attend the Special Meeting and vote in person, even if you have previously returned your proxy card.

         We urge you to vote "FOR" the issuance of the Shares upon the exercise of the Warrants.

                                By Order of the Board of Directors,

                                /s/  David J. Webster
                                --------------------------------------------
                                David J. Webster
                                Secretary

October 5, 2001


                             VIASYSTEMS GROUP, INC.
                        101 SOUTH HANLEY ROAD, SUITE 400
                            ST. LOUIS, MISSOURI 63105

   --------------------------------------------------------------------------
                                 PROXY STATEMENT
   --------------------------------------------------------------------------


           SPECIAL MEETING OF STOCKHOLDERS TO BE HELD OCTOBER 19, 2001


         The enclosed proxy is solicited by the Board of Directors of Viasystems Group, Inc. for use at a Special Meeting of its stockholders. This Proxy Statement is intended to provide you with information regarding the actions to be taken at the meeting, as well as pertinent information relating to us and our officers and directors so that you might make an informed decision in voting at the meeting or by utilizing the enclosed proxy. As used in this Proxy Statement, unless the context otherwise requires, the terms "we," "us," "our," "the Company" or "Viasystems Group" refers to Viasystems Group, Inc.


SPECIAL MEETING:             The special meeting of stockholders will be held on
                             October 19, 2001 at 10:00 a.m. at the Sheraton
                             Clayton Plaza Hotel, 7730 Bonhomme Avenue, St.
                             Louis, Missouri 63105.

RECORD DATE:                 If you were a stockholder at the close of business
                             on September 24, 2001, then you may vote at the meeting. On the record date, 141,463,261 shares of our Common Stock were outstanding. Each share is entitled to one vote.

FIRST MAILING DATE:          The Company anticipates first mailing this Proxy
                             Statement no later than October 5, 2001.

AGENDA: The purpose of the special meeting is to vote on the following proposals:

                             1. To consider and vote upon the issuance by the Company of shares of its Common Stock to certain affiliates of Hicks, Muse, Tate & Furst Incorporated upon the exercise of certain warrants to purchase Common Stock held by such entities to ensure compliance with (a) the provisions of that certain Subscription Agreement dated as of July 19, 2001 and (b) Rule 312 of the New York Stock Exchange; and

                             2. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

                             Unless you tell us in your proxy to vote differently, we will vote your proxies "FOR" agenda item 1. The Board of Directors or proxy holders will use their discretion on other matters that may arise at the meeting.

QUORUM: The holders of a majority of the shares entitled to vote will constitute a quorum at the meeting. Abstentions will be considered as shares present for purposes of determining a quorum. Proxies relating to "street name" shares which are not voted by brokers on one or more, but less than all, matters (so called "broker non-votes") will be considered as shares present for purposes of determining a quorum.

VOTES REQUIRED FOR APPROVAL: The affirmative vote of a majority of the votes present in person or represented by proxy are required to approve agenda item 1 and any other proposals properly brought before the meeting (except where Delaware law, our Amended and Restated Certificate of Incorporation or our Amended and Restated Bylaws require a greater vote). Shares marked "Abstain" will have the same effect as a vote against such proposal. Broker non-votes will have no effect on the approval of such proposal.

PROXIES SOLICITED BY:        The Board of Directors of Viasystems Group is
                             soliciting proxies for use at the meeting.
                             Viasystems Group will bear the cost of the proxy
                             solicitation.

REVOKING YOUR PROXY:         You may revoke your proxy before it is voted at the
                             meeting. To revoke:

                             Deliver a signed, written revocation letter, dated later than the proxy, to David J. Webster, Secretary, at our St. Louis address listed on the first page hereof.


                       PLEASE VOTE--YOUR VOTE IS IMPORTANT
   PROMPT RETURN OF YOUR PROXY WILL HELP REDUCE THE COST OF THIS SOLICITATION

                                    PROPOSAL

ISSUANCE OF SHARES UPON THE EXERCISE OF CERTAIN WARRANTS

         Pursuant to a Subscription Agreement dated as of July 19, 2001 (the "Subscription Agreement"), certain affiliates of Hicks, Muse, Tate & Furst Incorporated (the "Hicks Muse Entities") purchased (i) $100 million principal amount of 14% Senior Notes due 2007 (the "Notes") of Viasystems, Inc., a wholly owned subsidiary of the Company, and (ii) warrants (the "Warrants") to purchase 10,000,000 shares of common stock, par value $0.01 ("Common Stock"), of the Company (as may be adjusted for dividends, stock splits or combinations, recapitalizations and other similar matters, the "Shares") at an exercise price of $0.01 per Share (as may be adjusted). The total consideration paid for the Notes and Warrants was $100,000,000. The net proceeds from the issuance of the Notes and Warrants will be used by Viasystems, Inc. for general business purposes. Stockholders are being asked to approve the issuance of all Shares of Common Stock issuable upon exercise of the Warrants in accordance with the respective terms thereof.

         The issuance of the Notes and Warrants to the Hicks Muse Entities was approved by the unanimous vote of the Board of Directors of Viasystems Group, with Messrs. Hicks and Furst, each of whom are Company directors and principals of Hicks, Muse, Tate & Furst Incorporated, abstaining. Morgan Stanley & Co. Incorporated acted as financial advisor to the Company in the transaction.

         Rule 312 of the New York Stock Exchange (the "Exchange") requires stockholder approval of certain issuances of common stock or securities convertible into common stock to (i) directors, officers or substantial security holders of a listed company (a "Related Party"), (ii) a subsidiary, affiliate or other closely-related person of a Related Party, or (iii) any company or entity in which a Related Party has a substantial direct or indirect interest. For purposes of Rule 312, a person owning an interest consisting of at least five percent of the number of shares of common stock or five percent of the voting power outstanding of a company or entity is considered a "substantial security holder." Stockholder approval of the issuance of Shares to the Hicks Muse Entities upon exercise of the Warrants is required under Rule 312 because the Hicks Muse Entities could be considered "substantial security holders," affiliates of a Related Party, or entities in which a Related Party has a substantial direct or indirect interest.

         The issuance of the Notes and Warrants was consummated on July 19, 2001. Although the Exchange authorized the listing of 10,000,000 shares of Common Stock issuable upon exercise of the Warrants, it required the Company to seek stockholder approval for the issuance of the Shares as a condition to the effectiveness of any exercise of the Warrants. The Hicks Muse Entities and their affiliates have the power to vote 73,134,774 outstanding shares of Common Stock, representing 51.7% of the Common Stock outstanding on the record date, in favor of the issuance of Shares to the Hicks Muse Entities upon exercise of the Warrants. Accordingly, the Hicks Muse Entities hold sufficient voting power to approve the issuance of the Shares irrespective of the manner in which other stockholders vote on the matter.

         Upon receipt of stockholder approval of the issuance of the Shares, the exercise of the Warrants will no longer be subject to stockholder approval under Rule 312 of the Exchange, and the Warrants will be immediately exercisable at any time or from time to time by the Hicks Muse Entities up until the tenth anniversary of the date of issuance of the Warrants. The Warrants may be exercised for up to 10,000,000 shares of Common Stock (subject to adjustment as described above), which shares permit the holders thereof to vote on all matters on which the current holders of Common Stock are entitled to vote. Consequently, the voting rights of the current holders of Common Stock would be diluted. The table presented under the heading "Record Date and Stock Ownership" below sets forth the beneficial ownership of the Hicks Muse Entities after giving effect to the exercise of the Warrants.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE ISSUANCE OF
    COMMON STOCK OF THE COMPANY UPON THE EXERCISE OF THE WARRANTS IN ORDER TO COMPLY WITH (A) THE SUBSCRIPTION AGREEMENT AND (B) RULE 312 OF THE NEW YORK
                                 STOCK EXCHANGE

          SUBSTANTIAL INTEREST OF DIRECTORS IN THE WARRANTS AND SHARES

         Thomas O. Hicks, a director of the Company, may be deemed to beneficially own all or a portion of any Shares issued upon the exercise of such Warrants because he is the controlling stockholder of the ultimate general partner of each of Hicks, Muse, Tate & Furst Equity Fund III, L.P. and HM3 Coinvestors, L.P. and the sole director and member of the ultimate general partners of each of HMTF Equity Fund IV (1999), L.P., HMTF Private Equity Fund IV (1999), L.P., HM4-EQ (1999) Coinvestors, L.P., HM4-EN (1999) Coinvestors, L.P., HM4-SBS (1999) Coinvestors, L.P. and Hicks, Muse PG-IV (1999), C.V., each of which entities holds Warrants. Additionally, Jack D. Furst, a director of the Company, may be deemed to beneficially own all or a portion of any Shares issued upon the exercise of such Warrants because he is a director, officer and minority shareholder of the ultimate general partner of each of Hicks, Muse, Tate & Furst Equity Fund III, L.P., HM3 Coinvestors, L.P. and an officer of the ultimate general partners of each of HMTF Equity Fund IV (1999), L.P., HMTF Private Equity Fund IV (1999), L.P., HM4-EQ (1999) Coinvestors, L.P., HM4-EN
(1999) Coinvestors, L.P., HM4-SBS (1999) Coinvestors, L.P. and Hicks, Muse PG-IV
(1999), C.V., each of which entities holds Warrants.

         As a result, upon receipt of stockholder approval of the issuance of the Shares upon exercise of the Warrants held by the Hicks Muse Entities, each of Mr. Hicks and Mr. Furst may be deemed to beneficially own all or a portion of any Shares issued upon the exercise of such Warrants. Each of Mr. Hicks and Mr. Furst disclaims beneficial ownership of Common Stock not owned of record by him (except to the extent of his respective pecuniary interest therein).

                         RECORD DATE AND STOCK OWNERSHIP

                  The following table sets forth, as of September 24, 2001, information regarding the beneficial ownership of our Common Stock by each person who beneficially owned more than 5% of any class of our voting securities and by our directors and named executive officers, individually, and by our directors and executive officers as a group.

                                                                           Number of
                                                                             Shares             Percent
                                                                          Beneficially        Beneficially
5% Stockholders:                                                            Owned(1)             Owned
----------------                                                            --------             -----
HM Parties (2)......................................................          82,956,114         54.7%
c/o Hicks, Muse, Tate & Furst Incorporated
200 Crescent Court, Suite 1600
Dallas, Texas  75201

Officers and Directors:
James N. Mills (3)..................................................          10,437,563          7.4
Thomas O. Hicks (4).................................................          84,743,389         55.7
Jack D. Furst (5)...................................................             594,106           *
Richard W. Vieser (6)...............................................             140,782           *
Kenneth F. Yontz (7)................................................             116,666           *
Thomas H. O'Brien...................................................              20,000           *
The Rt. Hon. Brian Mulroney.........................................                  --          --
Timothy L. Conlon (8)...............................................           2,014,106          1.4
David M. Sindelar (9)...............................................           2,941,840          2.1
Barry L. Brigman (10)...............................................             102,500           *
Steven S.L. Tang (11)...............................................              35,332           *
All executive officers and directors as a group (13 persons) (12)...          92,668,535         60.1

---------------

*        Represents less than 1%.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock and options, warrants or other convertible securities that are currently exercisable or exercisable within 60 days of September 24, 2001 are deemed to be outstanding and to be beneficially owned by the person holding those options, warrants or other convertible securities for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. For purposes of computing the number of shares beneficially owned by the HM Parties and Mr. Hicks, the Shares issuable upon exercise of the Warrants have been treated as though issued to the relevant HM Parties.

(2)      These figures include:

         o 57,156,124 shares held of record, and 8,204,452 shares issuable upon exercise of the Warrant held, by Hicks, Muse, Tate & Furst Equity Fund III, L.P., a limited partnership, of which the ultimate general partner is Hicks, Muse Fund III Incorporated, an affiliate of Hicks, Muse, Tate & Furst Incorporated;

         o 710,821 shares held of record, and 222,522 shares issuable upon exercise of the Warrant held, by HM3 Coinvestors, L.P., a limited partnership, of which the ultimate general partner is Hicks, Muse Fund III Incorporated, an affiliate of Hicks, Muse, Tate & Furst Incorporated;

         o 416,708 shares held of record by HMTF/Viasystems Partners, L.P., a limited partnership, of which the ultimate general partner is Hicks, Muse Fund III Incorporated, an affiliate of Hicks, Muse, Tate & Furst Incorporated;

         o 8,683,593 shares held of record, and 1,428,392 shares issuable upon exercise of the Warrant held, by HMTF Equity Fund IV
                  (1999), L.P., a limited partnership, of which the ultimate general partner is Hicks, Muse (1999) Fund IV, LLC, an affiliate of Hicks, Muse, Tate & Furst Incorporated;

         o 61,519 shares held of record, and 10,119 shares issuable upon exercise of the Warrant held, by HMTF Private Equity Fund IV
                  (1999), L.P., a limited partnership, of which the ultimate general partner is Hicks, Muse (1999) Fund IV, LLC, an affiliate of Hicks, Muse, Tate & Furst Incorporated;

         o 141,934 shares held of record, and 23,347 shares issuable upon exercise of the Warrant held, by HM4-EQ (1999) Coinvestors, L.P., a limited partnership, of which the ultimate general partner is Hicks, Muse (1999) Fund IV, LLC, an affiliate of Hicks, Muse, Tate & Furst Incorporated;

         o 25,369 shares held of record by HM4-EN (1999) Coinvestors, L.P., a limited partnership, of which the ultimate general partner is Hicks, Muse (1999) Fund IV, LLC, an affiliate of Hicks, Muse, Tate & Furst Incorporated;

         o 35,123 shares issuable upon exercise of the Warrant held by HM4-SBS (1999) Coinvestors, L.P., a limited partnership, of which the ultimate general partner is Hicks, Muse (1999) Fund

                  IV, LLC, an affiliate of Hicks, Muse, Tate & Furst
                  Incorporated;

         o 248 shares held of record by HM 1-FOF Coinvestors, L.P., a limited partnership, of which the ultimate general partner is LA Fund Incorporated, an affiliate of Hicks, Muse, Tate & Furst Incorporated; and

         o 462,300 shares held of record, and 76,045 shares issuable upon exercise of the Warrant held, by Hicks, Muse PG-IV (1999), C.V., a limited partnership, of which the ultimate general partner is HM Fund IV Cayman, LLC, an affiliate of Hicks, Muse, Tate & Furst Incorporated.

                  In addition, these figures include 234,740 shares of Common Stock issuable upon exercise of options held by Hicks, Muse & Co. Partners, L.P., a limited partnership controlled by affiliates of Hicks, Muse, Tate & Furst Incorporated and partners of Hicks Muse.

                  Furthermore, these figures include 4,162,445 shares of Common Stock owned of record by James N. Mills and certain of his affiliates and Timothy L. Conlon and for which the Hicks Muse Entities jointly and severally hold an irrevocable proxy to vote such shares in favor of the proposal set forth herein. Of the shares subject to such proxy, 904,106 shares of Common Stock shown in the table above as owned by Timothy L. Conlon are subject to this proxy and an aggregate of 3,258,339 shares of Common Stock shown in the table above as owned by James N. Mills are subject to this proxy.

                  Finally, these figures include 900,313 shares of Common Stock owned of record by other stockholders and for which Hicks, Muse, Tate & Furst Equity Fund III, L.P. holds an irrevocable proxy, pursuant to that certain Amended and Restated Stockholders Agreement dated as of June 6, 1997 (as amended to date, the "Stockholders Agreement"), to vote such shares with respect to the election of directors of the Company and any other matter upon which any class or series of stock of the Company has a right to vote as a separate class or series. An aggregate of 214,115 shares of Common Stock shown in the table above as owned by Messrs. Vieser and Yontz are subject to this proxy.

                  Thomas O. Hicks is the controlling stockholder of the ultimate general partner of each of Hicks, Muse, Tate & Furst Equity Fund III, L.P., HM3 Coinvestors, L.P., HMTF/Viasystems Partners, L.P. and Hicks, Muse & Co. Partners, L.P. and the sole director and member of the ultimate general partners of each of HMTF Equity Fund IV (1999), L.P., HMTF Private Equity Fund IV (1999), L.P., HM4-EQ (1999) Coinvestors, L.P., HM4-EN (1999) Coinvestors, L.P., HM4-SBS
(1999) Coinvestors, L.P., HM 1-FOF Coinvestors, L.P. and Hicks, Muse PG-IV
(1999), C.V. and, accordingly, may be deemed to beneficially own all or a portion of the shares held by those entities. See note 4 below. Mr. Hicks disclaims beneficial ownership of Common Stock not owned of record by him (except to the extent of his pecuniary interest therein).

(3)      These figures include:

         o 3,154,906 shares of Common Stock held by a limited partnership controlled by Mr. Mills;

         o 10,000 shares of Common Stock held by the James N. Mills Revocable Living Trust;

         o 599,018 shares of Common Stock issuable upon exercise of performance options that are currently exercisable; and

         o 6,580,206 shares of Common Stock owned of record by other stockholders and for which Mr. Mills holds an irrevocable proxy, pursuant to the Stockholders Agreement, to vote such shares with respect to the election of directors of the Company and any other matter upon which any class or series of stock of the Company has a right to vote as a separate class or series, which includes an aggregate of 4,248,689 shares of Common Stock shown in the table above as owned by Messrs. Sindelar and Conlon.

(4)      These figures include:

         o        1,152,343 shares held of record by Mr. Hicks;

         o 58,375 shares held of record by Mr. Hicks as trustee of certain trusts for the benefit of his children;

         o 50,689 shares held of record by two limited partnerships whose general partner is a limited liability company whose sole member is Mr. Hicks;

         o 67,658,616 shares of Common Stock held of record by Hicks, Muse, Tate & Furst Equity Fund III, L.P., HM3 Coinvestors, L.P., HMTF/Viasystems Partners, L.P., HMTF Equity Fund IV
                  (1999), L.P., HMTF Private Equity Fund IV (1999), L.P., HM4-EQ
                  (1999) Coinvestors, L.P., HM4-EN (1999) Coinvestors, L.P., HM 1-FOF Coinvestors, L.P. and Hicks, Muse PG-IV (1999), C.V.;

         o 10,000,000 shares of Common Stock issuable upon exercise of Warrants held by the Hicks Muse Entities;

         o 234,740 shares of Common Stock issuable upon exercise of an option held by Hicks, Muse & Co. Partners, L.P.;

         o 4,162,445 shares of Common Stock owned of record by other stockholders and for which the Hicks Muse Entities jointly and severally hold an irrevocable proxy to vote the shares in favor of the proposal set forth herein; and

         o 900,313 shares of Common Stock owned of record by other stockholders and for which Hicks, Muse, Tate & Furst Equity Fund III, L.P. holds an irrevocable proxy, pursuant to the Stockholders Agreement, to vote such shares with respect to the election of directors of the Company and any other matter upon which any class or series of stock of the Company has a right to vote as a separate class or series.

                  Mr. Hicks is the controlling stockholder of the general partner of each of Hicks, Muse, Tate & Furst Equity Fund III, L.P., HM3 Coinvestors, L.P., HMTF/Viasystems Partners, L.P. and Hicks, Muse & Co. Partners, L.P. and the sole director and member of the indirect general partners of each of HMTF Equity Fund IV (1999), L.P., HMTF Private Equity Fund IV (1999), L.P., HM4-EQ (1999) Coinvestors, L.P., HM4-EN (1999) Coinvestors, L.P., HM4-SBS
(1999) Coinvestors, L.P., HM 1-FOF Coinvestors, L.P. and Hicks, Muse PG-IV
(1999), C.V. and, accordingly, may be deemed to beneficially own all or a portion of the shares held by those entities. Mr. Hicks disclaims beneficial ownership of Common Stock not owned of record by him (except to the extent of his pecuniary interest therein).

                  These figures also include 525,868 shares of Common Stock issuable upon the exercise of an option held by Mr. Hicks that is currently exercisable.

(5)      These figures include:

         o 331,180 shares of Common Stock issuable upon the exercise of an option held by Mr. Furst that is currently exercisable;

         o        1,200 shares owned of record by Mr. Furst's wife;

         o 41,450 shares held of record as co-trustee of a trust for the benefit of Mr. Furst's immediate family; and

         o 9,656 shares held of record by a limited partnership whose ultimate general partner is owned by Mr. Furst.

                  These figures exclude 123,150 shares of Common Stock owned of record by two trusts over which Mr. Furst exercises no investment control. Additionally, these figures also exclude any shares of Common Stock that Mr. Furst may be deemed to beneficially own by virtue of his position as a director, officer and minority shareholder of the ultimate general partner of each of Hicks, Muse, Tate & Furst Equity Fund III, L.P., HMTF/Viasystems Partners, L.P. and HM3 Coinvestors, L.P. and as an officer of each of the ultimate general partners of each of HMTF Equity Fund IV (1999), L.P., HMTF Private Equity Fund IV (1999), L.P., HM4-EQ (1999) Coinvestors, L.P., HM4-EN (1999) Coinvestors, L.P., HM4-SBS (1999) Coinvestors, L.P., HM1-FOF Coinvestors, L.P. and Hicks, Muse PG-IV (1999), C.V. Mr. Furst expressly disclaims beneficial ownership of the Common Stock not owned of record by him (except to the extent of his pecuniary interest therein).

(6)      These figures include:

         o 16,666 shares of Common Stock issuable upon the exercise of options that are currently exercisable; and

         o        10,000 shares owned of record by Mr. Vieser's wife.

(7) These figures include 33,333 shares of Common Stock owned of record by the Kenneth F. Yontz 1997 Family Trust. Mr. Yontz does not have the power to vote or dispose of the Common Stock held by this trust. Mr. Yontz disclaims beneficial ownership of Common Stock not owned of record by him.

(8) These figures include 1,110,000 shares of Common Stock owned by a family limited partnership controlled by Mr. Conlon. Mr. Conlon disclaims beneficial ownership of shares of Common Stock not owned of record by him (except to the extent of his pecuniary interest therein).

(9)      These figures include:

         o 120,000 shares of Common Stock owned of record by two children's trusts, of which Mr. Sindelar is a trustee having the power to vote and dispose of this stock;

         o 2,084,583 shares of Common Stock owned of record by The D&S Trust #2, of which Mr. Sindelar's brother is the sole trustee. Mr. Sindelar disclaims beneficial ownership of Common Stock not owned of record by him; and

         o 737,257 shares of Common Stock issuable to Mr. Sindelar upon exercise of performance options that are currently exercisable.

(10) Represents 102,500 shares of Common Stock issuable upon the exercise of options that are exercisable within 60 days.

(11) Includes 33,332 shares of Common Stock issuable upon the exercise of options that are exercisable within 60 days.

(12) Includes 299,998 shares issuable upon exercise of outstanding options issued under Viasystems Group's stock option plan and to one of our directors that are exercisable within 60 days of the date of this proxy statement. Also includes 1,336,275 shares of Common Stock issuable to executive officers of Viasystems Group upon the exercise of performance options, and 1,091,788 shares of Common Stock issuable upon the exercise of options held by Thomas O. Hicks, Jack D. Furst and an affiliate of Hicks, Muse, Tate & Furst Incorporated. Also includes 10,000,0000 shares issuable upon exercise of the Warrants held by the Hicks Muse Entities which may be attributable to Thomas O. Hicks.

                        FUTURE PROPOSALS OF STOCKHOLDERS

         Stockholder proposals intended to be presented at the 2002 Annual Meeting of stockholders and included in our Proxy Statement and form of proxy relating to that meeting pursuant to Rule 14a-8 under the Exchange Act of 1934, as amended (the "Exchange Act"), must be received by us at our principal executive offices by December 2, 2001. In order for stockholder proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by us at our principal executive offices by February 15, 2002. Our Amended and Restated Bylaws require that proposals of stockholders made outside of Rule 14a-8 under the Exchange Act must be submitted, in accordance with the requirements of the Bylaws, not later than March 1, 2002 and not earlier than January 30, 2002.

                           INCORPORATION BY REFERENCE

         The following documents filed with the Securities and Exchange Commission by the Company pursuant to the Exchange Act are incorporated by reference in this Proxy Statement:

         1. The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000;

         2. The Company's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2001;

         3. The Company's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2001; and

         4. The Company's Current Reports on Form 8-K dated as of March 30, 2001, and July 19, 2001.

         All documents subsequently filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Proxy Statement and prior to the date of the Special Meeting shall be deemed to be incorporated by reference into this Proxy Statement and to be part of this Proxy Statement from the date of filing of such documents. All information appearing in this Proxy Statement is qualified in its entirety by the information and financial statements (including the notes thereto) appearing in the documents incorporated by reference into this Proxy Statement. Any statements contained in a document incorporated or deemed to be incorporated by reference into this Proxy Statement shall be modified or superseded, for purposes of this Proxy Statement, to the extent that a statement contained in this Proxy Statement or in any subsequent filed document that is deemed to be incorporated into this Proxy Statement modified or supersedes any such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

                                 OTHER BUSINESS

         The Company knows of no other matters to be submitted to the stockholders at the Special Meeting. If any other matters properly come before the Special Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent in accordance with the judgment of the person voting the proxies.

                              By Order of the Board of Directors

                                   /s/ David J. Webster
                              -------------------------------------------
                              David J. Webster, Secretary

                             VIASYSTEMS GROUP, INC.

                                      PROXY
                       SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 19, 2001
                               ST. LOUIS, MISSOURI

           The undersigned, having received the notice and accompanying Proxy Statement for the Special Meeting of Stockholders of Viasystems Group, Inc. to be held on October 19, 2001, hereby appoints David J. Webster and/or John S. Hastings, and each of them, as proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote all the shares of stock of Viasystems Group, Inc., which the undersigned is entitled to vote at the Special Meeting of Stockholders, or any adjournment or postponement thereof, upon all matters referred to on the reverse side hereof and described in the Proxy Statement for the meeting, and, in their discretion, as set forth in the Proxy Statement, upon any other matters that may properly come before the meeting.

           THE BOARD OF DIRECTORS HAS DETERMINED THAT APPROVAL OF THE ISSUANCE OF THE SHARES UPON EXERCISE OF THE WARRANTS IS ADVISABLE AND IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS, HAS APPROVED THE ISSUANCE OF THE SHARES UPON EXERCISE OF THE WARRANTS AND RECOMMENDS TO THE STOCKHOLDERS THAT YOU VOTE "FOR" THE ISSUANCE OF THE SHARES UPON EXERCISE OF THE WARRANTS. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFIC DIRECTIONS ARE GIVEN, ALL THE VOTES ATTRIBUTABLE TO YOUR VOTING SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE ISSUANCE OF THE SHARES UPON EXERCISE OF THE WARRANTS.

           YOUR VOTE IS IMPORTANT! PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.



             (Continued and to be signed and dated on reverse side)

                             VIASYSTEMS GROUP, INC.

    PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER USING DARK INK ONLY: [X]

                                                                          FOR           AGAINST          ABSTAIN
                                                                          ---           -------          -------
1.  The issuance by the Company of shares of its common stock,            [ ]             [ ]              [ ]
par value $0.01 per share ("Common Stock"), to certain
affiliates of Hicks, Muse, Tate & Furst Incorporated (the
"Hicks Muse Entities") upon the exercise of certain warrants to purchase Common Stock held by the Hicks Muse Entities in order to ensure compliance with (a) the provisions of that certain
Subscription Agreement dated as of July 19, 2001 and (b) Rule
312 of the New York Stock Exchange.

2. In their discretion, the proxies are authorized to vote with respect to any other business which may properly come before the Special Meeting of Stockholders or at any adjournment thereof.

PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE
EVEN IF YOU PLAN TO ATTEND THE MEETING. PLEASE SIGN EXACTLY AS NAME APPEARS
HEREON. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR,
ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A
CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED
OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED
PERSON.



Signature:                                        Date:
          ------------------------------               -----------------------
Signature (if held jointly):                      Date:
                            ------------               -----------------------


                                       2